UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 16, 2023

IOVANCE BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

001-36860	75-3254381
Commission File Number	(I.R.S. Employer Identification No.)

825 Industrial Road, 4th Floor
San Carlos, California	94070
(Address of Principal Executive Offices)	(Zip Code)

(650) 260-7120
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000041666 per share	IOVA	The Nasdaq Stock Market, LLC

Item 7.01.	Regulation FD Disclosure.

On August 16, 2023, Iovance Biotherapeutics, Inc. (the “Company”) announced that the International Association for the Study of Lung Cancer (“IASLC”) inadvertently posted the following presentation (the “presentation”) on the IASLC’s 2023 World Conference on Lung Cancer website on the morning of August 16, 2023:

•	“Multicenter Phase II Trial Of LN-145 TIL Cell Therapy Plus Pembrolizumab in Patients With ICI-Naïve Metastatic NSCLC”

Such posting by IASLC, ahead of the Company’s planned disclosure in connection with the conference, was not authorized by the Company. In response to such unauthorized posting by IASLC, the Company immediately made the presentation available on its website on August 16, 2023. The presentation is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished under this Item 7.01, including the accompanying Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed to be incorporated by reference in any subsequent filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as specifically stated in such filing.

Item 8.01	Other Events.

On August 16, 2023, the Company updated its corporate presentation that it uses for presentations at healthcare conferences and to analysts, current stockholders, and others. A copy of the Company’s presentation that it intends to use at such events is attached as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Presentation titled “Multicenter Phase II Trial Of LN-145 TIL Cell Therapy Plus Pembrolizumab in Patients With ICI-Naïve Metastatic NSCL”
99.2	Iovance Biotherapeutics, Inc., Corporate Presentation - August 2023
104	Cover Page Interactive Data File (embedded as Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2023	IOVANCE BIOTHERAPEUTICS, INC.

	By:	/s/ Frederick G. Vogt
Frederick G. Vogt, Interim CEO & General Counsel